                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement              [ ] Confidential, for Use of the Commission Only
[ ]   Definitive Proxy Statement                   (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                      PARADIGM ADVANCED TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
      (5)   Total fee paid:

            --------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount Previously Paid:

            --------------------------------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
      (3)   Filing Party:

            --------------------------------------------------------------------
      (4)   Date Filed:

            --------------------------------------------------------------------

                      PARADIGM ADVANCED TECHNOLOGIES, INC.

                           30 LEEK CRESENT, SUITE 103
                         RICHMOND HILL, ONTARIO L4B 4N4

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                __________, 2002

Dear Paradigm Stockholder:

         You are cordially invited to attend the 2002 annual meeting of the stockholders of Paradigm Advanced Technologies, Inc. The annual meeting will be held at __________ on __________, commencing at 10:00 a.m., Eastern Daylight Time. I look forward to meeting with as many of our stockholders as possible.

         At the meeting, you will vote upon the election of our Board of Directors, the ratification of Schwartz Levitsky Feldman LLP as auditors of Paradigm and the approval of our Amended and Restated 2001 Stock Option Plan. There will also be a report on our business, and you will have the opportunity to ask questions about Paradigm. In addition, we will attend to any other business properly brought before the meeting.

         We have attached a proxy statement that contains more information about these items and the meeting. Stockholders that own stock at the close of business on __________, 2002, can vote at the meeting. A list of our stockholders allowed to vote will be available for inspection by any stockholder at our offices in Richmond Hill during normal business hours, for the ten business days prior to the meeting. This list will also be available during the meeting.

         We hope that you will find it convenient to attend the meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE COMPLETE, DATE, SIGN, AND MAIL THE ENCLOSED PROXY TO ENSURE YOUR REPRESENTATION AT THE MEETING AND THE PRESENCE OF A QUORUM. If your address on our stockholder list is in the United States, a return envelope is provided and no postage need be affixed to the proxy if it is mailed in the United States. If you mail the proxy from locations other than in the United States, you must affix the appropriate postage when you mail your proxy. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO BY VOTING IN PERSON AT THE MEETING.


                                         By Order of the Board of Directors,

                                         /s/ Gordon Sharwood

                                         GORDON SHARWOOD
                                         Chairman

Richmond Hill, Ontario, Canada
__________, 2002





              This proxy statement is dated __________, 2002 and was first mailed to stockholders on __________, 2002.

                                TABLE OF CONTENTS


Information Concerning Solicitation and Voting                                             1
 Questions and Answers About the Meeting and Voting                                        1
PROPOSAL 1.  ELECTION OF DIRECTORS                                                         3
  Nominees and Business Experience                                                         3
PROPOSAL 2.  APPROVAL OF THE AMENDED AND RESTATED 2001 STOCK OPTION PLAN                   3
  Background                                                                               4
  Summary of the Plan                                                                      4
  Options                                                                                  7
  United States Federal Income Tax Consequences                                            9
  Canadian Federal Income Tax Consequences                                                10
PROPOSAL 3.  RATIFICATION OF APPOINTMENT OF AUDITORS                                      11
Compensation and Other Information Concerning Directors and Executive Officers            12
  Biographical Information                                                                12
  Meetings and Committees of the Board of Directors                                       13
  Director Compensation                                                                   13
  Executive Compensation                                                                  14
  Option and Warrant Grants in 2001                                                       14
  Aggregated Option Exercises in 2001 and Option Values in 2001                           16
  Compensation Committee Interlocks and Insider Participation                             17
  Employment and Consulting Agreements                                                    18
  Equity Compensation Plan Information                                                    18
  Certain Relationships and Related Transactions                                          20
  Comparative Stock Performance Graph                                                     21
  Security Ownership of Certain Beneficial Owners and Management                          21
  Compensation Committee Report on Executive Compensation                                 23
  Audit Committee Report                                                                  25
  Section 16(a) Beneficial Ownership Reporting Compliance                                 26
  Independent Auditors                                                                    26
  Expenses of Solicitation                                                                26
  Stockholder Proposals for the 2003 Annual Meeting                                       26
  Miscellaneous                                                                           26

                                 PROXY STATEMENT

                      PARADIGM ADVANCED TECHNOLOGIES, INC.
                           30 LEEK CRESCENT, SUITE 103
                     RICHMOND HILL, ONTARIO, CANADA L4B 4N4
                                 (905) 764-3701


                 INFORMATION CONCERNING SOLICITATION AND VOTING

         This proxy statement is being furnished in connection with the solicitation of proxies by and on behalf of our board of directors to be used at our annual meeting of stockholders to be held on __________, 2002, and at any adjournment of the annual meeting, for the purposes set forth in the accompanying notice of annual meeting. Our annual report for the year ended December 31, 2001 accompanies this proxy statement. This proxy statement and accompanying materials are expected to be first sent or given to our stockholders on or about __________, 2002.

         We have fixed the close of business on __________, 2002 as the record date for the determination of the stockholders entitled to notice of and to vote at the annual meeting. Only holders of record of shares of our common stock on that date are entitled to notice of and to vote at the annual meeting. Each share of our common stock entitles the holder to one vote on each matter presented to stockholders for approval at the annual meeting. On __________, 2002, there were __________ shares of our common stock outstanding.

QUESTIONS AND ANSWERS ABOUT THE Meeting AND VOTING

1.       What is a proxy?

         A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Our Chairman of the Board, Gordon Sharwood and our Chief Executive Officer, Eduardo Guendelman have been designated the Proxies for the 2002 annual meeting.

2.       What is a proxy statement?

         A proxy statement is a document that Securities and Exchange Commission regulations require us to give you when we ask you to sign a proxy card.

3.       What different methods can you use to vote?

         Stockholders can vote by written proxy card in person at the meeting (unless they are street name holders without a legal proxy).

4.       What is the record date and what does it mean?

         The record date for the 2002 annual meeting is __________, 2002. The record date is established by our board of directors as required by Delaware law. Only owners of common stock at the close of business on the record date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

5.       How can you revoke a proxy?

         A stockholder can revoke a proxy by giving written notice to our secretary, delivering a later-dated proxy, or voting in person at the meeting. Attendance at the annual meeting will not, by itself, constitute revocation of a proxy.

6. What are your voting choices when voting for director nominees, and what vote is needed to elect directors?

         In voting on the election of director nominees to serve until the 2003 annual meeting, stockholders may vote in favor of all nominees, may withhold votes as to all nominees, or may withhold votes as to specific nominees. The election of each nominee requires the affirmative vote of a majority of the common stock voted in person or by proxy at the annual meeting. The board recommends a vote "FOR" each of the nominees.

7. What are your voting choices when voting on the Amended and Restated 2001 Stock Option Plan?

         In voting on the 2001 Amended and Restated Stock Option Plan, stockholders may vote in favor of approving or against approving the plan, or may abstain from voting on the plan. The proposal to approve the plan will require approval by a majority of the votes cast by the holders of the shares of common stock voting in person or by proxy at the meeting. If the plan is not approved by a majority of the votes cast by holders of the shares of common stock, the plan will remain effective and all options currently granted under the plan will remain outstanding and exercisable for common stock, but the company will be unable to grant "incentive stock options" as defined in the United States Internal Revenue Code. Additionally, if the plan is not approved by a majority of votes cast by holders of the shares of common stock, other than those votes attaching to shares of common stock beneficially owned by directors and senior officers of Paradigm and certain persons and entities related to them as defined under applicable Ontario securities law, the company will be unable to grant options under the plan in compliance with applicable Ontario securities law. The board recommends a vote "FOR" this proposal.

8. What are your voting choices when voting on the ratification of Schwartz Levitsky Feldman LLP as our conditions?

         In voting on the ratification of Schwartz Levitsky Feldman LLP as our auditors, stockholders may vote in favor of ratification, may vote against ratification or may abstain from voting. The ratification of Schwartz Levitsky Feldman LLP requires approval by a majority of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the meeting. The board recommends a vote "FOR" this proposal.

9. What if a stockholder does not specify a choice for a matter when returning a proxy?

         Stockholders should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies which are signed and returned will be voted FOR the election of all director nominees, FOR the approval of the Amended and Restated 2001 Stock Option Plan, and FOR the ratification of Schwartz Levitsky Feldman LLP as our auditors.

10.      How are abstentions and broker non-votes counted?

         Broker non-votes will not be included in vote totals and will not affect the outcome of the vote. In all matters other than the election of directors, abstentions will have the same effect as a vote against a specified proposal.

                        PROPOSAL 1. ELECTION OF DIRECTORS

         Our board of directors is currently composed of three members. The names of the three nominees for election as directors are set forth below. All directors are elected annually and serve a one-year term until the next annual meeting or until their respective successors are duly elected and qualified. All of the nominees listed below are expected to serve as directors if they are elected. If any nominee should decline or be unable to accept such nomination or to serve as a director, an event which our board of directors does not now expect, our board of directors reserves the right to nominate another person or to vote to reduce the size of our board of directors. If another person is nominated, the proxy holder intends to vote the shares to which the proxy relates for the election of the person nominated by our board of directors.



NOMINEES AND BUSINESS EXPERIENCE
NAME                                               AGE     POSITION(S)
-----------------------------------------------   ------   ---------------------------------------------------------
Gordon Sharwood                                      70    Chairman of the Board, Director
Eduardo Guendelman                                   49    President, Chief Executive Officer and Director
David Ghermezian                                     29    Director


         Gordon Sharwood has served as Chairman of our board of directors since March 2002 and has been a director since September 2001. Mr. Sharwood has served as Chairman of Sharwood Inc., an investment banking firm, since founding its predecessor in 1976. Mr. Sharwood is also a director of a number of Canadian public companies. Mr. Sharwood holds a B.A. from McGill University, a B.A. and a M.A. from Oxford University in England as well as a P.M.D. from Harvard University.

         Eduardo Guendelman has served as a director and as President and Chief Executive Officer since joining Paradigm in July 2000 following Paradigm's acquisition of PowerLOC Technologies, Inc. and Power Point Microsystems, Inc. Mr. Guendelman founded both these companies in 1992 and served as their President from 1992 to 2000. Mr. Guendelman holds a B.Sc. in electrical engineering.

         David Ghermezian has served as a director since June 2000. Mr. Ghermezian has served as Vice President of Triple Five Group of Companies with responsibility for the real estate activities in the western United States including management of the San Jose, Seattle and Phoenix offices since 1996. Triple Five owns substantial shopping malls and has extensive investments in commercial and residential developments throughout North America. Mr. Ghermezian has directed Triple Five's diversification efforts into venture capital and technology.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES TO THE BOARD OF DIRECTORS.


     PROPOSAL 2. APPROVAL OF THE AMENDED AND RESTATED 2001 STOCK OPTION PLAN

         The Paradigm Advanced Technologies, Inc. Amended and Restated 2001 Stock Option Plan (the "Plan") was adopted by our board of directors on September 21, 2001, and amended and restated in its entirety on April 29, 2002. The Plan authorizes 40,000,000 shares of our Common Stock for issuance, and requires us to present the Plan to the stockholders of the Company for approval. If the stockholders approve the Plan at our annual meeting, the Company will be able to issue incentive stock options that will meet the requirements of Section 422 of the United States Internal Revenue Code of 1986, as amended, which will provide our employees with certain tax benefits. If the plan is not approved by a majority of the votes cast by holders of the shares of common stock, the plan will remain effective and all options currently granted under the plan will remain outstanding and exercisable for common stock, but the company will be unable to grant "incentive stock options" as defined in the United States Internal Revenue Code.

         Additionally, if the Plan is not approved by a majority of votes cast by holders of the shares of common stock, other than those votes attaching to shares of common stock beneficially owned by directors and senior officers of Paradigm and certain persons and entities related to them as defined under applicable Ontario securities law, the company will be unable to grant options under the plan in compliance with applicable Ontario securities law. The number of votes attaching to the shares of common stock which will not be counted for the purposes of determining whether the required level of shareholder approval has been attained is
_______________.

BACKGROUND AND PURPOSE OF THE PLAN

         The purpose of the Plan is to promote our interests and our stockholders' interests by aiding us in attracting and retaining employees, officers, consultants, members of our advisory board, independent contractors and directors capable of assuring our future success, to offer these persons incentives to put forth maximum efforts for the success of our business and to afford these persons an opportunity to acquire a proprietary interest in us. As of __________, 2002, ________ shares were subject to issuance in connection with outstanding options issued under the Plan, and ________ shares remained available for issuance in connection with future options.

SUMMARY OF THE PLAN

PERSONS ELIGIBLE TO PARTICIPATE IN THE PLAN

         Any employee, officer, consultant, member of our advisory board, independent contractor or director providing services to us or any of our affiliates is eligible to receive options under the Plan. An "affiliate" is any entity that is directly or indirectly controlled by us and any entity in which we have a significant equity interest, in each case as determined by the committee. We currently have approximately __________ eligible participants in the Plan.

         In determining which eligible persons shall receive an option and the terms of any option, the committee administering the Plan may take into account the nature of the services provided by the eligible persons, their present and potential contributions to our success, and such other factors as the committee, in its discretion, shall deem relevant, provided, however, an incentive stock option shall only be granted to our full- or part-time employees (including officers and employee directors) or an affiliate's full- or part-time employees (assuming the affiliate is a subsidiary corporation under the applicable U.S. tax laws).

         No eligible person, participant or other person shall have any claim to be granted any option under the Plan. The committee administering the Plan has no obligation to treat uniformly eligible persons, participants or holders or beneficiaries of options under the Plan.

         The grant of an option will not be construed as giving a participant the right to be employed by us or by any of our affiliates, nor will it affect our right or our affiliates' rights to terminate such employment at any time, with or without cause. We or any of our affiliates may at any time dismiss a participant from employment free from any liability or any claim under the Plan or any option, unless otherwise expressly provided in the Plan or in any option agreement. Nothing in the Plan shall confer any legal or equitable right, directly or indirectly, or give rise to any cause of action at law or in equity against us or any of our affiliates. The options granted under the Plan shall not form any part of the wages or salary of an eligible person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of us or any of our affiliates be entitled to any compensation for any loss of any right or benefit under the Plan which the employee might otherwise have enjoyed but for the termination, whether the compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each participant shall be deemed to have accepted and be fully bound by all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the committee.

                                NEW PLAN BENEFITS

                                     AMENDED AND RESTATED 2001 STOCK OPTION PLAN
Name and Position                                  Dollar Value ($)(1)                    Number of Shares
-----------------                                  ----------------                       ----------------
Eduardo Guendelman, President and
Chief Executive Officer                                 27,741                                 130,000

                                     AMENDED AND RESTATED 2001 STOCK OPTION PLAN
Name and Position                                 Dollar Value ($)(1)                       Number of Shares
-----------------                                 -------------------                       ----------------
David Kerzner, Former Chairman
     and Chief Executive Officer                       691,847                                   4,108,333

Ron Yekutiel, General Manager,
     Destinator Products Division                      176,439                                     826,818

Shay David, Vice President,                            138,124                                     647,273
     Business Development,
     Destinator Division

All executive officers as a group                    1,183,136                                   7,310,274

All directors who are not executive officers
    as a group                                          74,649                                     400,000

All employees, including officers who are not
    executive officers, as a group                   3,043,265                                   7,945,859


--------------
(1) We used the Black-Scholes option-pricing model to determine the grant date present value of the options set forth in this table. The following facts and assumptions were used in calculating grant date present value: exercise prices as indicated in the table above, fair market value of each option on the date of grant based on the best information available, a dividend yield of 0.0%, an expected stock option term of 1 to 4 years, and a stock price volatility of 100% based on the market performance of the stock of similar companies. We used an assumed risk-free interest rate in our calculations equivalent to the yield of a zero-coupon, ten-year Treasury bond on the date of the grants. The risk-free interest rate was 2.17% to 3.59%. No other discounts or restrictions related to vesting or the likelihood of vesting of the stock options were applied.

TERM OF THE PLAN AND AMENDMENTS TO THE PLAN

         The Plan was adopted by our board of directors on September 21, 2001 and amended and restated on April 29, 2002. Our board of directors may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that the board will not take any of these actions without the approval of our stockholders that would (i) violate the rules or regulations of the NASDAQ National Market System or any other applicable securities exchange or
(ii) cause us to be unable to grant incentive stock options.

         No option will be granted after September 21, 2011 or any earlier discontinuation or termination of the Plan. Unless otherwise expressly provided in the Plan or in an option agreement, any option granted may extend beyond the termination of the Plan, and the authority of the committee to administer the Plan and the board to amend the Plan will extend beyond the termination of the Plan.

OPTIONS GRANTED TO CANADIAN RESIDENT PARTICIPANTS

         When the participant is an employee, officer or director who is resident in Canada within the meaning of the Income Tax Act (Canada), the following conditions shall apply:

         o The sole form in which payment of the exercise price may be made shall be cash, certified check or bank cashier's check payable to us;

         o The sole form in which payment may be made by us to the Canadian participant shall be shares of Common Stock;

         o A Canadian participant shall not be permitted to satisfy any tax withholding obligations relating to the exercise of an option by delivering (or electing to have us withhold a portion of) shares of Common Stock;

         o The purchase price shall not be less than 100% of the fair market value of a share of Common Stock on the date of grant of such Option (except where the committee has authorized a lower amount and the Canadian participant has acknowledge in writing that such lower amount may result in adverse tax consequences); and

         o With respect to any shares of Common Stock acquired by a Canadian participant, no undertaking shall be given by us, any of our affiliates or any partnership or trust of which we or any of our affiliates is a member or beneficiary and no agreement shall be entered by any such person with a Canadian participant, including any agreement or undertaking relating to the redemption, acquisition or cancellation of the shares of Common Stock or the reduction of the Company's paid-up capital.

SHARES AVAILABLE UNDER THE PLAN

         The shares available for options under the Plan will be authorized but unissued shares of our Common Stock or shares that were previously acquired by us in the open market or otherwise. The maximum number of shares available for granting options under the Plan shall be 40,000,000, which number may be adjusted to reflect any stock dividends, stock splits or other similar changes as the committee deems equitable. If any shares covered by an option are not purchased or are forfeited, or an option terminates without delivery of any shares, then those shares will again be available for grants under the Plan. No person shall be granted options for more than 10,000,000 shares of our common stock in the aggregate in any calendar year.

         If an option under the Plan entitles the holder to receive or purchase shares, the number of shares covered by the option will be counted on the date of grant of the option against the aggregate number of shares available for granting.

ADMINISTRATION OF THE PLAN

         The Plan is administered by a committee of directors designated by the board of directors. The committee shall be comprised of at least that number of directors as are required to permit the options granted under the Plan to qualify under Rule 16b-3 of the Securities and Exchange Act of 1934, as amended, and each member shall be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of section 162(m) of the Internal Revenue Code. The committee has the authority to:

         o        designate participants;

         o determine the type of option to be granted to each participant under the Plan;

         o determine the number of shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each option;

         o determine the terms and conditions of any option or option agreement;

         o amend the terms and conditions of any option or option agreement (including accelerate the exercisability of any option or the lapse of restrictions relating to any option), provided, however, that the amendment does not adversely affect the rights of the recipient of the option;

         o determine whether, to what extent and under what circumstances options may be exercised in cash, shares, promissory notes, other securities or other property or cancelled, forfeited or suspended;

         o determine whether, to what extent and under what circumstances cash, shares, promissory notes, other securities, other options, other property and other amounts payable with respect to an option under the Plan will be deferred either automatically or at the election of the recipient or the committee;

         o interpret and administer the Plan and any instrument or agreement, including any option agreement, relating to the Plan;

         o establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

         o make any other determination and take any other action that the committee deems necessary or desirable for the administration of the Plan.

Unless otherwise provided in the Plan, determinations and interpretations under or with respect to the Plan or any option under the Plan are within the sole discretion of the committee and will be binding on any participant, holder or beneficiary of an option and any employee of us or our affiliates.

         The committee may delegate its powers and duties to one or more directors (including a committee of directors or officers) or officers, subject to such terms, conditions and limitations as the committee establishes in its sole discretion, provided, however, the committee will not delegate its powers and duties:

         o with respect to options to be granted to our (or our affiliates') officers or directors in such a manner as to violate Section 16 of the Exchange Act of 1934, as amended (which provides for certain officer and director reporting requirements and trading restrictions) or Section 162(m) of the Internal Revenue Code (which provides for the deductibility of certain payments to our officers); or

         o in such a manner as would cause our options not to comply with the requirements of Section 157 of the Delaware General Corporation Law (which provides for corporate procedures that must be taken when we issue options).

The board of directors may at any time, and without further action of the committee, exercise the powers and duties of the committee.

                                     OPTIONS

TYPES OF OPTIONS

         The Plan permits the granting of stock options, including options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code.

         Stock Options. The committee may grant stock options under the Plan and set their terms, including the number of stock options granted, the exercise price of the stock options, the vesting schedule applicable to such stock options, the period during which they can be exercised and the form of payment to be made upon exercise, which may include, without limitation, cash, common stock, promissory note, other securities, other options or other property, or any combination thereof.

         Incentive Stock Options. The committee may also grant stock options that are intended to be treated as incentive stock options under Section 422 of the Internal Revenue Code. Incentive stock options will have the following terms and conditions:

         o The aggregate fair market value (determined as of the time the option is granted) of the shares with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (including those issued under this Plan, all of our other plans and under plans of our affiliates) shall not exceed $100,000.

         o All incentive stock options must be granted by September 21, 2011.

         o Unless sooner exercised, all incentive stock options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an incentive stock option to a participant who, at the time such option is granted, owns (within the meaning of Section 422 of the Internal Revenue Code) stock possessing more than 10% of the total combined voting power of all classes of our stock or of our affiliates' stock, the incentive stock option shall expire and no longer be exercisable no later than 5 years from the date of grant.

         o The purchase price per share for an incentive stock option shall be not less than 100% of the fair market value of a share on the date of grant of the option; provided, however, that, in the case of the grant of an incentive stock option to a participant who, at the time such option is granted, owns (within the meaning of Section 422 of the Internal Revenue
                  Code) stock possessing more than 10% of the total combined voting power of all classes of our stock or of our affiliates' stock, the purchase price per share purchasable under an incentive stock option shall be not less than 110% of the fair market value of a share on its date of grant.

         o Any incentive stock option authorized under the Plan may contain such other provisions as the committee may deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the option as an incentive stock option.

In addition, the Plan is to be submitted to our stockholders within one year after its adoption by the Board. In the event the Plan fails to be approved by our stockholders or is not submitted to our stockholders within one year after its adoption, all of the options granted as incentive stock options shall instead be deemed, pursuant to the terms of the Plan, to be non-incentive stock options issued under the Plan.

RESTRICTIONS ON TRANSFER

         No option shall be transferable otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the committee, a participant may, in the manner established by the committee, designate a beneficiary or beneficiaries to exercise the option and receive any property distributable with respect to the option upon the death of the participant. Notwithstanding this, but always subject to the terms of the applicable stock option agreement, a participant may transfer an option (that is not an incentive stock option) to any "family member" (as the phrase is defined in the applicable regulations relating to the form S-8 registration statement upon which the options have been registered) at any time, provided that the transfer may not be for value, the family member may not make any subsequent transfers other than by will or by the laws of descent and distribution and we receive written notice of the transfer. Such transfer rights with respect to Ontario resident optionholders may be modified by the applicable stock option agreements in order to comply with Ontario securities law. No option or right under any such option may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against us or our affiliates.

         All shares or other securities delivered under the Plan pursuant to the exercise of any option shall be subject to such restrictions as the committee may deem advisable under the Plan, applicable federal, state or province securities laws and regulatory requirements, and the committee may cause appropriate entries to be made or legends to be placed on the certificates for such shares or other securities to reflect such restrictions. If our shares or our other securities are traded on a securities exchange, we shall not be required to deliver any shares or other securities covered by an option unless and until these shares or other securities have been admitted for trading on the securities exchange.

         Shares shall not be issued pursuant to the exercise of an option unless the exercise and delivery shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the applicable rules and regulations, the requirements of any applicable Stock Exchange and the Delaware General Corporation Law. As a condition to the exercise of an option, we may require the person exercising the option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel, such a representation is required by law.

AMENDMENTS TO OPTIONS AND PLAN INCONSISTENCIES

         Subject to the provisions of the Plan, the committee may waive any conditions of or our rights under any outstanding option, prospectively or retroactively. Except as otherwise provided in the Plan or an option agreement, the committee may not amend, alter, suspend, discontinue or terminate any outstanding option prospectively or retroactively without the consent from the participant, holder or beneficiary of the option if such action would adversely affect the rights of the holder of the option. The committee also may correct any defect, supply any omission or reconcile any inconsistency in any option, or in the Plan, that the committee deems desirable to carry the Plan into effect.

ADJUSTMENTS TO OPTIONS

         If the committee determines that any event affecting our securities, including but not limited to the events listed below, would result in the dilution or enlargement of any of the benefits or potential benefits intended to be made available under the Plan, the committee will, in a manner it deems equitable, adjust any or all of:

         o the number and type of shares (or other securities or other property) that may be made the subject of options;

         o the number and type of shares (or other securities or other property) subject to outstanding options; and

         o        the purchase or exercise price with respect to any option.

Notwithstanding any adjustments the committee makes, the number of shares of common stock covered by any option or to which an option relates always must be a whole number. Events affecting the shares of common stock may include:

         o a dividend or other distribution (whether in cash, shares, other securities or other property);

         o        a recapitalization;

         o        a stock split or reverse stock split;

         o a reorganization, merger, consolidation, split-up, spin-off or business combination;

         o a repurchase or exchange of shares of our common stock or our other securities;

         o the issuance of warrants or other rights to purchase shares of our common stock or our other securities; or

         o        any other similar corporate transaction or event.

OPTION AGREEMENTS

         No participant will have rights under an option until an option agreement is executed on our behalf and, if we request, signed by the holder and delivered to us. In the event there are conflicts between the option agreement and the Plan, the terms of the Plan shall control.

GOVERNING LAW

         The validity, construction and effect of the Plan or any option, and any rules and regulations relating to the Plan or any option, shall be determined in accordance with the internal laws, and not the law of conflicts, of the state of Delaware.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of the principal United States federal income tax consequences generally applicable to options granted under the Plan. The summary is based on a number of assumptions, and is not intended to constitute a complete analysis of all United States federal income tax consequences, and should not be interpreted as legal or tax advice to any particular employee or consultant.

         The grant of an option is not expected to result in any taxable income for the recipient. The holder of an incentive stock option generally will have no taxable income upon the exercise of an incentive stock option (except that a liability may arise pursuant to the alternative minimum tax), and we will not be entitled to a tax deduction when an incentive stock option is exercised. Upon exercise of a nonqualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and we will be entitled at that time to a tax deduction for the same amount.

         The tax consequence to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and whether such shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option. Generally, there will be no tax consequence to us in connection with disposition of shares acquired upon exercise of an option, except that we may be entitled to a tax deduction in the case of a disposition of shares acquired upon exercise of an incentive stock option before the applicable holding periods set forth in the Internal Revenue Code have been satisfied.

         Special rules may apply in the case of individuals subject to Section 16 of the Securities Exchange Act of 1934. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise of an option. Accordingly, the amount of any ordinary income recognized, and the amount of our tax deduction, will be determined as of the end of that period.

                    CANADIAN FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of the principal Canadian federal income tax consequences under the Income Tax Act (Canada) applicable to the holding and disposing of Common Stock acquired by Canadian residents on exercise of options received under the Plan, and to the granting and exercise of such options. The summary is based on a number of assumptions, and is not intended to constitute a complete analysis of all Canadian federal income tax consequences, and should not be interpreted as legal or tax advice to any particular employee or consultant.

         The grant of an option to a Canadian employee has no income tax consequences to the Canadian employee. There are no specific rules in the Income Tax Act (Canada) relating to the income tax treatment of stock options granted to independent contractors and there exists some uncertainty as to the law in this area. Based on generally accepted principles, however, a Canadian consultant will likely be required to include in his or her income in the year in which an option is granted the fair market value of the option at the time of the grant less any amount paid for the option.

         A Canadian employee who acquires Common Stock in a taxation year pursuant to the exercise of an option under the Plan will be deemed to have received a benefit by virtue of his employment equal to the amount by which the fair market value of the Common Stock at the time of acquisition exceeds the amount paid by him for the Common Stock (the "Benefit"). The Canadian employee will, in the first instance, be required to include the full amount of the Benefit in computing his income for the year. The Canadian employee will be entitled to a deduction in computing his taxable income for the year in which the Benefit is included equal to one-half of the amount of the Benefit, provided that the exercise price of the option was not less than the fair market value of the Common Stock at the time the option was granted and certain other conditions are met. Special provisions have been included in the Plan regarding options granted to Canadian employees. Provided these provisions are complied with and the attributes of the Common Stock remain unchanged, these other conditions will be satisfied.

         Where certain conditions are met and subject to certain limitations, the inclusion of the Benefit in the Canadian employee's income may be deferred until the year in which the Common Stock are disposed of (or the year of death or cessation of Canadian residence, if earlier). The amount which may be deferred is subject to an annual vesting limit of Cdn. $100,000. This limit is based on the year in which the options vest (i.e. first become exercisable) and on the fair market value of the underlying Common Stock at the time the options were granted to the Canadian employee.

         With respect to Canadian consultants, while there is some uncertainty in this area, the better view appears to be (and the Canada Customs and Revenue Agency appears to accept) that where an option is held by a Canadian consultant as capital property, no additional amount will be required to be included in income in the year the option is exercised. (The income tax consequences would likely be different where the option is held by a Canadian consultant as non-capital property used in a business.)

         A Canadian employee or Canadian consultant who disposes of Common Stock, including by deemed disposition on death, will realize a capital gain (or capital loss) equal to the amount by which the actual or deemed proceeds of disposition less reasonable costs of disposition exceed (or are exceeded by) the adjusted cost base of the Common Stock. One-half of any capital gain (taxable capital gain) realized by a Canadian employee or Canadian consultant is required to be included in his or her income and is taxed at normal rates. Capital gains realized by a Canadian employee or Canadian consultant may also, in certain circumstances, give rise to alternative minimum tax under the Income Tax Act (Canada). In general, the Canadian employee or Canadian consultant may deduct one-half of any capital loss (allowable capital loss) from taxable capital gains realized in the year of disposition and, to the extent not so deductible, from taxable capital gains of any of the three preceding years or any subsequent year, or from income from all sources of the year of death or the preceding year.

         There will generally be no Canadian income tax consequences to a Canadian affiliate of Paradigm in connection with the grant of options by Paradigm to the Canadian affiliate's Canadian employees and Canadian consultants or the exercise of such options.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDED AND RESTATED 2001 STOCK OPTION PLAN.

               PROPOSAL 3. RATIFICATION OF APPOINTMENT OF AUDITORS

         Schwartz Levitsky Feldman LLP, independent accountants and auditors, have been our independent accountants, or auditors, since 2000. Our board of directors has recommended that the stockholders ratify the reappointment of Schwartz Levitsky Feldman LLP as our independent accountants for the current year.

         A representative of Schwartz Levitsky Feldman LLP is expected to be present at the meeting and will be afforded an opportunity to make a statement, if such representative desires to do so, and will be available to answer any appropriate questions.

         In the event the appointment of Schwartz Levitsky Feldman LLP is not ratified by the stockholders, our board of directors will make another appointment to be effective at the earliest possible time.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF SCHWARTZ LEVITSKY FELDMAN LLP.

                  COMPENSATION AND OTHER INFORMATION CONCERNING
                        DIRECTORS AND EXECUTIVE OFFICERS

BIOGRAPHICAL INFORMATION

         The following table sets forth biographical information regarding our directors and executive officers as of ____________, 2002.



NAME                          AGE      POSITION(S)
--------------------------  ---------  ----------------------------------------------------------------------------
Gordon Sharwood                70      Chairman of the Board and Director
Eduardo Guendelman             49      Chief Executive Officer, President and Director
R. Charles Allen               46      Executive Vice President, General Counsel and Secretary
David Ellis                    50      Chief Financial Officer
Moise Benedid                  48      Chief Operating Officer, PowerLOC Technologies, Inc.
Ron Yekutiel                   29      General Manager, Destinator Products and GPSoft Ltd.
David Ghermezian               29      Director
Shay David                     29      Vice President, Business Development, Destinator Products Division

         See "Proposal No. 1 Election of Directors" for biographical information regarding Messrs. Sharwood, Guendelman and Ghermezian.

         David Ellis has served as our Chief Financial Officer since December 2001. From April 2001 to December 2001, Mr. Ellis acted as a principal of his consulting company, Skyspan Inc., a financial planning and consultancy company for start-up companies in the telecommunications and data networking fields in Ottawa and Montreal. From 1999 to 2001, he served as Chief Financial Officer of SiGEM Inc., a company actively involved in the location - based services and telematics sectors. From 1996 to 1999, Mr. Ellis served as Chief Financial Officer of Nuvo Network Management Inc., a remote network services company focused on global banking and government accounts. Prior to that, he was a financial officer of large telecommunications companies including Telesat Canada, Mitel Corporation, and iStar Internet Inc. Mr. Ellis holds an M.B.A. from the University of Ottawa and a Certified General Accountant's accounting designation earned at McGill University.

         R. Charles Allen has served as our Vice President, General Counsel and Secretary since April 2001. He has served as our Secretary since December 2001 and was our Interim Chief Financial Officer from September 2001 until December 2001. From 1992 to 2000 Mr. Allen worked as a management consultant or founder of a number of related companies including Applied Powder Technologies, Inc., Endeavor Resources Inc., Cubacan Exploration Inc., Kahuna Investment Corporation Inc. and Fibre-Klad Industries. From 1992 until 2001, he was the Executive Vice President of Applied Powder Technologies, Inc. a company involved in the manufacture and sale of industrial ceramic powders. In addition, Mr. Allen was the Vice President and General Counsel for Endeavour Resources Inc., a company involved in oil and gas exploration throughout North America and from 1995 to 2001 he was the Chief Financial Officer, Executive Vice President and General Counsel of Cubacan Exploration Inc., an international petroleum exploration company. Mr. Allen holds an L.L.B. and a Bachelor of Education from the University of Alberta.

         Moise Benedid has served as the Chief Operating Officer of PowerLOC Technologies, Inc. since November 2001. From 1996 to 2001, Mr. Benedid served as Chief Executive Officer of Info Systems, Inc., the telecommunications division of Fidelity Holdings Inc., a provider of telecommunications switching hardware worldwide. Mr. Benedid holds a B.A. in nuclear engineering from Ecole Technique Superieure, Geneva, Switzerland.

         Ron Yekutiel has served General Manager - Destinator Division from its inception in February 2001 until April 2002, and as General Manager - GPSoft LTD from its inception in February 2001 until February 2002. Prior to founding GPSoft Ltd and the Destinator Division, Mr. Yekutiel served as an International Business Development Manager for PowerLOC, where he played an important role in locating and acquiring the NaftEl intellectual property assets. From 1991 to 2000, Mr. Yekutiel was a foreign air force officer specializing in GPS applications and aviation navigation systems. Ron Yekutiel is the nephew of Eduardo Guendelman.

         Shay David is our Vice President, Business Development, Destinator Products Division. Mr. David joined Paradigm in March of 2001, as our Vice President, Software Development. From February 2000 to February 2001, Mr. David served as the Director of Business Development for MindEcho Corporation, a leading international provider of personalization solutions focusing on Internet and Wireless applications. From February 1999 to February 2000, Mr. David was a software development team leader for NetCustomize Corporation . From August 1996 to January 1999, Mr. David was a Senior Consultant working for Israel Air Industries in charge of field-testing, customer training assimilation of advanced avionics hardware and software systems. From 1993 to 1996, Mr. David was an foreign air force officer, working primarily with unmanned air vehicle systems. Mr. David holds a B.Sc. in Computer Science and a B.A. in Philosophy Magna Sum Laude.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The board of directors is responsible for managing Paradigm in accordance with the provisions of our bylaws and certificate of incorporation and applicable law. The number of directors which constitutes the board of directors is established by the board, subject to a minimum of three directors. Currently, all directors hold office for a term ending on the date of the annual meeting following the annual meeting at which such director was elected. Except as otherwise provided by the bylaws for filling vacancies on the board of directors, our directors are elected at the annual meeting of stockholders and hold office until their respective successors are elected, or until their earlier resignation or removal. Our board of directors held three meetings during 2001.

         The board of directors has established an audit committee consisting of Mr. Sharwood, Guendelman and Ghermezian. Mr. Ghermezian is independent while Mr. Sharwood and Mr. Guendelman are not independent. The committee provides recommendations to the board of directors regarding the selection of our independent public accountants, reviews the scope of the annual audit, approves the audit fees to be paid, and reviews our financial accounting controls with the staff and the independent public accountants. The board of directors has not adopted a written charter for the audit committee. The committee held one meeting during 2001.

         The board of directors did not have a standing compensation committee in 2001. The board of directors has no standing nominations committee.

DIRECTOR COMPENSATION

         Mr. Ghermezian receives a fee of $3,000 per quarter and reimbursement of all reasonable expenses for attending meetings of the board of directors. As compensation for acting as chairman of the board of directors, Mr. Sharwood receives a fee of CDN $10,000 per month, an annual grant of a warrant to purchase one million shares of common stock (the warrants issued in 2001 are exercisable with respect to 400,000 shares at an exercise price of $0.16 per share and with respect to 600,000 shares at an exercise price of $0.22 per share) and reimbursement of all reasonable expenses for attending meetings of the board of directors.

         Mr. Guendelman serves as our President and Chief Executive Officer. For information regarding Mr. Guendelman's executive compensation see "Executive Compensation." Mr. Guendelman receives no additional compensation for serving on the board of directors.

EXECUTIVE COMPENSATION

         Our executive officers are appointed by our board of directors. Other than Mr. Guendelman who has a five year employment contract, the executive officers have at-will employment contracts.

         The following table sets forth summary information concerning compensation awarded to, earned by, or accrued for services by our Chief Executive Officer and our three other most highly-compensated executive officers for services rendered to us in all capacities during the years ended December 31, 1999, 2000 and 2001.


                           SUMMARY COMPENSATION TABLE


NAME AND PRINCIPAL POSITION                        ANNUAL COMPENSATION         LONG TERM COMPENSATION AWARDS
                                            ------------------------------   ---------------------------------
                                                                                                SECURITIES
                                                                                                UNDERLYING
                                                                              RESTRICTED     OPTIONS/WARRANTS
                                             YEAR       SALARY       BONUS   STOCK AWARDS           (#)
----------------------------------------    -----   ----------    --------   ------------    ----------------
Eduardo Guendelman (1)                       2001   $  105,000    $ 80,000   $   15,000         16,330,000
   Chief Executive Officer and President     2000      100,000      60,000       90,000         10,000,000

David Kerzner (2)                            2001       87,500          -        12,500          4,108,333
   Former Chairman and Chief Executive       2000      100,000          -            -                  -
   Officer
                                             1999      100,000          -            -           7,000,000

Ron Yekutiel (3)                             2001       71,508          -       442,000            826,818
   General Manager, Destinator Products      2000         -             -            -                  -

Shay David (4)                               2001       50,057          -       221,000            647,273
   Manager - Business Development,
   Destinator Products


(1)      Mr. Guendelman joined Paradigm in July 2000.

(2) Mr. Kerzner resigned from his position with Paradigm in the first quarter of 2002.

(2)      Mr. Yekutiel joined Paradigm in October 2000.

(3)      Mr. David joined Paradigm in March 2001.

OPTION AND WARRANT GRANTS IN 2001

         The following table sets forth, as to the named executive officers, information concerning stock options and warrants granted during the year ended December 31, 2001.

                                          INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------------------
                                               PERCENT OF TOTAL                  MARKET
                                                  OPTIONS/                      PRICE ON
                               NUMBER OF          WARRANTS                      DATE OF
                              SECURITIES          GRANTED                        GRANT
                              UNDERLYING            TO                          (IF LESS
                               OPTIONS/          EMPLOYEES                        THAN                    GRANT DATE
                               WARRANTS          IN FISCAL          EXERCISE    EXERCISE                    PRESENT
NAME                            GRANTED             YEAR             PRICE       PRICE)     EXPIRATION      VALUE (1)
------------------           -------------     ---------------   -----------   ---------    ----------    -----------
Eduardo Guendelman           1,250,000 (2)          3.88          $  0.05      $  0.15      12/21/04      $   259,501

                                          INDIVIDUAL GRANTS
------------------------------------------------------------------------------------------------------

                                               PERCENT OF TOTAL                  MARKET
                                                  OPTIONS/                      PRICE ON
                               NUMBER OF         WARRANTS                       DATE OF
                               SECURITIES         GRANTED                        GRANT
                              UNDERLYING            TO                         (IF LESS
                               OPTIONS/          EMPLOYEES                       THAN                     GRANT DATE
                               WARRANTS          IN FISCAL          EXERCISE    EXERCISE                   PRESENT
NAME                            GRANTED            YEAR             PRICE        PRICE)     EXPIRATION     VALUE (1)
------------------           -------------       ---------       -----------   ---------    ----------   ------------
                             1,250,000 (3)         3.88              0.05        0.15       03/21/05        264,190
                             1,250,000 (4)         3.88              0.05        0.15       06/21/05        268,660
                             1,250,000 (5)         3.88              0.05        0.15       09/21/05        272,849
                                32,500 (2)         0.10              0.15                   12/21/04          6,761
                                32,500 (3)         0.10              0.15                   03/21/05          6,882
                                32,500 (4)         0.10              0.15                   06/21/05          6,995
                                32,500 (5)         0.10              0.15                   09/21/05          7,103
                            11,200,000 (6)        34.79              0.05        0.15       12/31/04      2,760,729
David Kerzner                1,000,000 (2)         3.11              0.40                   12/21/04        158,013
                             1,000,000 (3)         3.11              0.40                   03/21/05        164,395
                             1,000,000 (4)         3.11              0.40                   06/21/05        170,346
                             1,000,000 (5)         3.11              0.40                   09/21/05        176,028
                                27,083 (2)         0.08              0.15                   12/21/04          5,634
                                27,083 (3)         0.08              0.15                   03/21/05          5,735
                                27,083 (4)         0.08              0.15                   06/21/05          5,829
                                27,084 (5)         0.08              0.15                   09/21/05          5,867
Ron Yekutiel                   206,705 (7)         0.64              0.15                   12/31/04         43,001
                               206,705 (8)         0.64              0.15                   03/31/05         43,771
                               206,703 (9)         0.64              0.15                   06/29/05         44,490
                               206,705 (10)        0.64              0.15                   09/29/05         45,177
Shay David                     206,995 (7)         0.64              0.15                   12/31/04         33,663

                                          INDIVIDUAL GRANTS
------------------------------------------------------------------------------------------------------

                                               PERCENT OF TOTAL                 MARKET
                                                  OPTIONS/                     PRICE ON
                               NUMBER OF         WARRANTS                       DATE OF
                               SECURITIES         GRANTED                        GRANT
                              UNDERLYING            TO                         (IF LESS
                               OPTIONS/          EMPLOYEES                       THAN                     GRANT DATE
                               WARRANTS          IN FISCAL         EXERCISE    EXERCISE                    PRESENT
NAME                            GRANTED            YEAR              PRICE      PRICE)      EXPIRATION     VALUE (1)
------------------           -------------       ---------       -----------   --------     ----------    -----------
                              206,995 (8)           0.64             0.15                   03/31/05        34,266
                              206,995 (9)           0.64             0.15                   06/29/05        34,828
                              206,996 (10)          0.64             0.15                   09/29/05        35,367

--------------
(1) We used the Black-Scholes option-pricing model to determine the grant date present value of the options set forth in this table. Use of this model should not be construed as an endorsement of its accuracy at valuing options. The real value of the options depends upon actual changes in the market price of our common stock during the applicable period.

(2)      Options vested on December 21, 2001.
(3)      Options vested on March 21, 2002.
(4)      Options vest on June 21, 2002.
(5)      Options vest on September 21, 2002.
(6)      Warrants vested September 21, 2001.
(7)      Options vested on December 31, 2001.
(8)      Options vested on March 31, 2002.
(9)      Options vest on June 29, 2002.
(10)     Options vest on September 29, 2002


         All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following facts and assumptions were used in calculating grant date present value: exercise prices as indicated in the table above, fair market value of each option on the date of grant based on the best information available, a dividend yield of 0.0%, an expected stock option term of 1 to 4 years, and a stock price volatility of 100% based on the market performance of the stock of similar companies. We used an assumed risk-free interest rate in our calculations equivalent to the yield of a zero-coupon, ten-year Treasury bond on the date of the grants. The risk-free interest rate was 2.17% to 3.59%. No other discounts or restrictions related to vesting or the likelihood of vesting of the stock options were applied.

AGGREGATED OPTION EXERCISES IN 2001 AND YEAR-END OPTION VALUES

         The following table sets forth information concerning options to purchase our common stock held as of December 31, 2001 by each of the officers named in the summary compensation table who have stock options.

         Amounts set forth as "value realized" in the following table represent hypothetical calculations based on the difference between the fair market value of our common stock underlying the options and the exercise price of the options. The value realized does not necessarily represent any actual monetary gain to the option holder.

                                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED            IN-THE-MONEY
                            SHARES      VALUE          OPTIONS/WARRANTS AS OF        OPTIONS/WARRANTS AS OF
 NAME                      ACQUIRED  REALIZED ($)         DECEMBER 31, 2001             DECEMBER 31, 2001
-------------------------  --------  ------------    ---------------------------   ---------------------------
                             ON
                           EXERCISE
                             (#)                     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------  --------  ------------    -----------   -------------   -----------   -------------
Eduardo Guendelman            --          --          16,200,000       130,000     $  3,853,527      27,741
David Kerzner                 --          --          11,187,500     3,108,333        2,534,591      533,834
Ron Yekutiel                  --          --              --           826,818           --          176,438
Shay David                    --          --              --           647,273           --          138,124


INSIDER PARTICIPATION

         The board of directors sets the Company's policies regarding executive compensation. See "Board of Directors Report on Executive Compensation" on page
23. Mr. Guendelman, who is a member of the board of directors, is currently our Chief Executive Officer. Mr. Sharwood, who is also a member of the board of directors, serves as our Chairman of the Board.

REPORT ON REPRICING OF OPTIONS

         We adjusted the exercise price of stock options to Mr. Kerzner and Mr. Guendelman during the last fiscal year.

         On September 21, 2001 our board of directors agreed to cancel 4,000,000 stock options at a strike price of $0.65 per share to Mr. Kerzner, and issue 4,000,0000 option at an exercise price $0.40 per share. Our board of directors agreed to issue the new options in recognition of Mr. Kerzner's lengthy and ongoing contribution, and his strategic assistance, to Paradigm. The new options expires on December 31, 2004.

         On September 21, 2001, 10 million options at a strike price of $0.66 owned by Mr. Guendelman were cancelled and 5 million options were issued at a strike price of $0.05. These options vested immediately. The fair market value of the options granted or repriced were estimated at $1,092,798 at the date of re-pricing using the Black-Scholes pricing model using the following assumptions: A dividend yield of 0.0%, an expected stock option term of 4 years, and a stock price volatility of 100% based on the market performance of the stock of similar companies. We assume the risk-free interest rate in our calculation is 3.59%. No other discounts or restrictions relating to vesting or the likelihood of vesting of the stock options were applied. Our board of directors agreed to issue the new options in recognition of Mr. Guendelman's contribution to Paradigm, his participation in the development of future products and revenues, postponement of payment of the indebtedness with respect to the sale of the PowerLOC shares, his assistance in the acquisition of the NaftEL assets, assistance in the formation of our Israeli based research and development company, GPSoft Ltd., postponement of payment of part of his quarterly bonuses and other strategic assistance to Paradigm. The options were issued to Mr. Guendelman and director and to members of his family including a family trust. The options expire on December 31, 2004.

                                           Respectfully submitted,


                                           Board of Directors
                                           Mr. Gordon Sharwood
                                           Mr. Eduardo Guendelman
                                           Mr. David Ghermezian

         The following table describes the material terms of repricings of options or warrants held by our executive officers during the last ten fiscal years.

                                            NUMBER OF                                                     LENGTH OF
                                           SECURITIES                                                     ORIGINAL
                                           UNDERLYING     MARKET PRICE       EXERCISE                    OPTION TERM
                                            OPTIONS/       OF STOCK AT       PRICE AT                   REMAINING AT
                                            WARRANTS         TIME OF         TIME OF         NEW          DATE OF
                                           REPRICED OR    REPRICING OR     REPRICING OR    EXERCISE     REPRICING OR
NAME                              DATE       AMENDED        AMENDMENT        AMENDMENT       PRICE        AMENDMENT
----                            -------    -----------    ------------     ------------    --------     ------------
Eduardo Guendelman              9/21/01     5,000,000        $0.15           $0.66           $0.05          2 years
David Kerzner                   9/21/01     4,000,000         0.15            0.65            0.40          2 years
Moise Benedid                   9/24/01        75,000         0.15            0.78            0.15          3 years
                                9/24/01        75,000         0.15            0.78            0.15          4 years
R. Charles Allen                9/24/01       100,000         0.15            0.50            0.15        3.5 years
                                9/24/01       100,000         0.15            0.50            0.15        4.5 years
Ron Yekutiel                    9/24/01       250,000         0.15            0.41            0.15        2.5 years
Shay David                      9/24/01        50,000         0.15            0.41            0.15        3.5 years

EMPLOYMENT AND CONSULTING AGREEMENTS

         In February 1996, we entered into a ten-year consulting agreement with David Kerzner, the-then Chairman of the board of directors. The consulting agreement provided for a fee of $100,000 per year. The consulting agreement was terminable in the event of the resignation, death or disability or other incapacity of Mr. Kerzner. On July 25, 2000, the agreement was amended and it was agreed that Mr. Kerzner would be issued 1,000,000 stock options per quarter with an exercise price of $1.42 per share, to an aggregated maximum of 4,000,000 stock options, subject to Paradigm meeting certain business targets. Mr. Kerzner tendered his resignation to the Company on February 22, 2002 thereby terminating the consulting agreement.

         In March 2000, we entered into a five-year consulting agreement with Eduardo Guendelman, our President and Chief Executive Officer. The consulting agreement provided for a fee of $120,000 per year and an annual bonus of $80,000. The consulting agreement is terminable in the event of the resignation, death or disability or any other incapacity of Mr. Guendelman. The agreement does not contain any provision which would require us to pay any compensation to Mr. Guendelman in the event of his termination or a change of control. On July 25, 2000 the agreement was amended and it was agreed that Mr. Guendelman would be issued 10,000,000 stock options with an exercise price of $1.42 per option.

EQUITY COMPENSATION PLAN INFORMATION

         The following tables sets forth certain information regarding our equity compensation plans as of December 31, 2001:

                                                                                      NUMBER OF SECURITIES
                                                                                       REMAINING AVAILABLE
                              NUMBER OF SECURITIES                                     FOR FUTURE ISSUANCE
                                TO BE ISSUED UPON            WEIGHTED-AVERAGE             UNDER EQUITY
                                   EXERCISE OF              EXERCISE PRICE OF          COMPENSATION PLANS
                              OUTSTANDING OPTIONS,         OUTSTANDING OPTIONS,       (EXCLUDING SECURITIES
                              WARRANTS AND RIGHTS          WARRANTS AND RIGHTS         REFLECTED  IN COLUMN (A))
PLAN CATEGORY                          (A)                         (B)                         (C)
-------------------------    ----------------------       ----------------------      --------------------------
EQUITY COMPENSATION                9,705,267 (1)               $     0.0125                     294,733
PLANS APPROVED BY
SECURITY HOLDERS

EQUITY COMPENSATION               59,335,133 (2)               $       0.63                  24,343,867
PLANS NOT APPROVED BY
SECURITY HOLDERS
                                  ----------                   ------------                 -----------
TOTAL                             69,040,000                   $       0.54                  24,638,600

(1)      Issued under Paradigm's 1996 Stock Option Plan.

(2) Includes 15,656,133 shares issued under Paradigm's Amended and Restated 2001 Stock Option Plan and 43,679,000 shares issued pursuant to non-plan grants of options or warrants.

         A full description of material features of the Amended and Restated 2001 Stock Option Plan is included in this proxy statement under the caption "Proposal 2 - Approval of the Amended and Restated 2001 Stock Option Plan."

         The material features of the outstanding options or warrants which were granted as compensation outside of Paradigm's 1996 Stock Option Plan and Amended and Restated 2001 Stock Option Plan are as follows:

                                                             NUMBER OF SECURITIES        EXPIRATION
ISSUED TO                               EXERCISE PRICE     ISSUABLE UPON EXERCISE          DATE          VESTING DATE
---------                               --------------     ----------------------        ----------      ------------
Employees & Directors                           $0.05                    562,500          1/31/03           1/31/96
                                                 0.05                  3,187,500          1/31/03           1/31/96
                                                 0.05                  7,000,000          9/21/02           9/21/99
                                                 2.50                     10,000          8/27/04           8/28/01
                                                 2.50                     10,000          8/27/05           8/28/02
                                                 2.50                     10,000          8/27/06           8/28/03
                                                 1.00                      8,000           2/6/05            2/7/02
                                                 1.00                      8,000           2/6/06            2/7/03
                                                 1.00                      8,000           2/6/07            2/7/04
                                                 1.03                     20,000          2/11/05           2/12/02
                                                 1.03                     30,000          2/11/05           2/12/02
                                                 1.03                     40,000          2/11/05            2/1202
                                                 1.03                     50,000          2/11/05           2/12/02
                                                 1.03                     50,000          2/11/05           2/12/02
                                                 0.96                     20,000          2/28/05            3/1/02
                                                 0.75                     20,000          3/17/05           3/18/02
                                                 0.55                     50,000           4/1/04            4/1/02
                                                 1.50                     15,000           6/5/04            6/6/01
                                                 1.50                     15,000           6/5/06            6/6/03
                                                 0.05                  1,250,000         12/21/04          12/21/01
                                                 0.05                  1,250,000          3/21/05            321/02
                                                 0.05                  1,250,000          6/21/05           6/21/02
                                                 0.05                  1,250,000          9/21/05          9/21//02
                                                 0.05                 11,200,000         12/31/04           9/21/01
                                                 0.40                  6,000,000          10/7/04           10/3/01

Consultants                                      2.00                    200,000          10/1/03           10/1/00
                                                 3.50                    200,000           1/1/04            1/1/01
                                                 5.00                    200,000           4/1/04            4/1/01
                                                 6.50                    200,000           7/1/04            7/1/01
                                                 8.00                    200,000          10/1/04           10/1/01
                                                 9.50                    200,000           1/1/05            1/1/02
                                                11.00                    200,000           4/1/05            4/1/02
                                                12.50                    200,000           7/1/05             7/102
                                                 2.00                    200,000          10/1/03           10/1/00
                                                 3.50                    200,000           1/1/04            1/1/01


                                                            NUMBER OF SECURITIES         EXPIRATION
ISSUED TO                               EXERCISE PRICE     ISSUABLE UPON EXERCISE           DATE         VESTING DATE
---------                               --------------     ----------------------        ----------      ------------
                                             5.00                 200,000                   4/1/04            4/1/01
                                             6.50                 200,000                   7/1/04            7/1/01
                                             8.00                 200,000                  10/1/04           10/1/01
                                             9.50                 200,000                   1/1/05            1/1/02
                                            11.00                 200,000                   4/1/05            4/1/02
                                            12.50                 200,000                   7/1/05            7/1/02
                                             4.20                  12,500                  9/13/03           9/14/00
                                             5.08                  12,500                  9/13/03           9/14/00
                                             3.50                  15,000                  9/13/03           9/14/00
                                             0.05               1,200,000                 12/31/04            8/2/01
                                             0.05               5,160,000                 12/31/04            8/2/01

Legal Advisors                               1.16                 250,000                  2/18/06           2/19/01
                                             1.16                 500,000                  2/19/06           2/20/01


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In February 2001, 2,000,000 shares were issued to Mr. Kerzner pursuant to the conversion of a promissory note of $47,867 from Mr. Kerzner, resulting in a charge to the income statement of approximately $18,000.

         On August 2, 2001, 600,000 shares were issued to Mr. Guendelman, at below fair market value, in settlement of consulting fees valued at $90,000, resulting in an addition al charge to the income statement of $23,100.

         We issued 1,200,000 options to Mr. Guendelman at a strike price of $0.05 for consulting fees and postponement of the debt monies owing in respect of the acquisition of PowerLOC resulting in an additional charge to the income statement of $204,000.

         On August 25, 2001, Mr. Guendelman agreed to acquire 1,031,031 shares and 2,062,062 warrants for consideration of $113,413.

         On August 25, 2001, Mr. Kerzner agreed to acquire 1,241,157 shares and 2,482,314 warrants for consideration of $136,587.

         The warrants issued to Mr. Guendelman and Mr. Kerzner for the August 25, 2001 private placements have an exercise price of $0.15 and expire on August 29, 2004. Together they resulted in a charge to the income statement of $227,219.

         On September 21, 2001, 10,000,000 options were issued to Mr. Guendelman at an exercise price of $0.05. In addition, 10,000,000 options at a strike price of $0.66 owned by Mr. Guendelman were cancelled at 5,000,000 options were issued at a strike price of $0.05, resulting in a charge to the income statement of $1,740,000. The options vested immediately. Our Board of Directors agreed to issue the new options in recognition of Mr. Guendelman's contribution to Paradigm, his participation in the development of future products and revenues, postponement of payment of the indebtedness with respect to the sale of the PowerLOC shares to the Company, his assistance in the acquisition of the NaftEL assets, assistance in the formation of the Company's Israeli based research and development company, GPSoft Ltd., postponement of payment of part of his quarterly bonuses and other strategic assistance to the Company. The options were issued to Mr. Guendelman and to members of his family including a family trust. The options expire 3 years from vesting date.

         On September 24, 2001, 2,640,670 shares were committed to be issued as a result of the conversion by a company (which is related to David Ghermezian) of a loan of $225,000 (December 31, 2000 - $475,000) plus accrued interest of $66,833 based on a price of $0.11 per share. In addition, 5,281,340 warrants were issued at an exercise price of $0.15 that are convertible into common shares at any time prior to September 24, 2004.

         During the year, we cancelled 20,000,000 options at prices ranging from $1.75 to $4.00 to held by a company related to David Ghermezian. Six million warrants were issued at a strike price of $0.40. These warrants expire October 2004.

         The fair value of the options and warrants granted or re-priced were estimated at $1,743,000 on the date of grant or re-pricing, using the Black-Scholes pricing model using the following assumptions

        Risk-free interest rate                          3.0% - 4.6%
        Dividend yield                                   0%
        Expected life                                    3 - 5 years
        Stock price volatility                           100%

         On October 29, 2001, we agreed to issue 2,000,000 shares to Ron Yekutiel, a Paradigm Vice President and General Manager of our GPSoft subsidiary and the Destinator Division, worth a total of $442,000, and 1, 000,000 restricted shares to Shay David, the Manager of Business Development of our Destinator Division, worth a total of $221,000. Our Board of Directors agreed to issue these shares in recognition of their contributions to GPSoft Ltd., their experience in navigation technologies, their assistance in the acquisition of the NaftEL assets, their participation in the development of future Destinator products and revenues and their three year commitment to the Destinator division. Fifty percent of these amounts were charged to the income statement in 2001.

         During the year, we committed to issue 150,000 restricted common shares to Gordon Sharwood and also issued 400,000 options to him. These options vested quarterly commencing January 1, 2002, and were issued at a strike price of $0.16, expiring in 3 years. The options resulted in a charge to the income statement of $36,000 in 2001.

         We believe that all of the transactions described above were made and are on terms no less favorable to us than those we could obtain from independent third parties in arm's-length negotiations.


                       COMPARATIVE STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total return to stockholders on our common stock during the period from April 25, 1997 through December 31, 2001 to an equal investment in the NASDAQ Market Index and a composite of the companies comprising SIC Code 3812 (search and navigation equipment). The comparison assumes $100 was invested on April 25, 1997 in our common stock and the foregoing indices and assumes reinvestment of all dividends.

                                  TOTAL RETURN

                                    [CHART]

                                                                         FISCAL YEAR ENDING
                                        -------------------------------------------------------------------------------
COMPANY/INDEX/MARKET                    4/25/1997    12/31/1997    12/31/1998    12/31/1999    12/29/2000    12/31/2001
--------------------                    ---------    ----------    ----------    ----------    ----------    ----------
Paradigm Advance Tech                    100.00         85.11        58.51          15.96        398.94        148.34
Search & Navigation Equipment            100.00        131.14       140.15          85.47        112.15        124.15
NASDAQ Market Index                      100.00        125.21       176.60         311.48        195.76        156.06



         Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by us under those statutes, neither the preceding Stock Performance Graph nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by us under those statutes.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table provides certain information regarding beneficial ownership of our common stock as of March 31, 2002 by each stockholder known by us to own beneficially more than 5% of our outstanding shares, our directors, some of our most highly compensated executive officers, and our directors and executive officers as a group.

         The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities for which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be the beneficial owner of securities as to which that person has no economic interest.

         Unless otherwise indicated, the address for each person or entity named below is c/o Paradigm Advanced Technologies, Inc., 30 Leek Crescent, Suite 103, Richmond Hill, Ontario L4B 4N4.


                                                                     NUMBER OF SHARES OF
                                                                         COMMON STOCK              PERCENTAGE OF
NAME                                                                  BENEFICIALLY OWNED        OUTSTANDING SHARES
-----------------------------------------------------------------  ----------------------  ------------------------
David Kerzner (1)                                                             18,073,469                    11.00%
Eduardo Guendelman (2)                                                        19,332,885                    11.62%
Gordon Sharwood (3)                                                              350,000                         *
David Ghermezian (4)                                                          18,572,011                    11.54%
Ronald Yekutiel (5)                                                            2,413,410                     1.61%
Shay David (6)                                                                 1,323,636                         *
Triple Five Financial LLC (7)                                                 18,572,011                    11.54%
Watson & Associates International Corp. (8)                                   18,315,000                    11.55%
WorldLink, LLC (9)                                                            19,800,000                    12.21%
George Guttman (10)                                                           15,257,489                     9.79%
All directors and executive officers as a group (8 persons) (11)              43,187,642                    28.86%



*        Less than one percent.

(1) Includes 12,241,666 shares issuable upon the exercise of stock options and 2,482,313 shares issuable upon exercise of warrants.

(2) Includes 5,543,729 shares issuable upon the exercise of stock options. Also includes a total of 11,200,000 shares held of record by his wife, children and family trust. Mr. Guendelman disclaims beneficial ownership of shares held by his family trust.

(3)      Includes 200,000 shares issuable upon the exercise of stock options.

(4) Includes (i) 150,001 shares held by Danton Enterprises, Ltd. (a holding and investment company of which Mr. Ghermezian is the President), (ii) 6,450,000 shares held by Regent Ventures LLC (a holding and investment company of which Mr. Ghermezian is a Manager), 6,000,000 of which are issuable upon the exercise of warrants (iii) 4,000,000 shares held by Triple Five Investment, Ltd. (a holding and investment company of which Mr. Ghermezian is an executive officer), (iv) 7,922,010 shares held by Triple Five Financial LLC (a holding and investment company with which Mr. Ghermezian is affiliated), of which 5,281,340 are issuable upon the exercise of warrants, and (v) 50,000 shares held by 8827 Corp. (a holding and investment company with which Mr. Ghermezian is affiliated).

(5)      Includes 413,410 issuable upon the exercise of stock options.

(6)      Includes 323,636 issuable upon the exercise of stock options.

(7) Includes (i) 7,922,010 shares held by Triple Five Financial LLC, of which 5,281,340 are issuable upon the exercise of warrants, (ii) 150,001 shares held by Danton Enterprises, Ltd., (iii) 6,450,000 shares held by Regent Ventures LLC, 6,000,000 of which are issuable upon the exercise of warrants, (iv) 4,000,000 shares held by Triple Five Investment, Ltd., and (v) 50,000 shares held by 8827 Corp. Each of Triple Five Financial LLC, Danton Enterprises, Ltd., Regent Ventures LLC, Triple Five Investment, Ltd. and 8827 Corp. (collectively, the "Triple Five Group") has its principal executive offices at 9510 West Sahara Avenue, Las Vegas, Nevada 89117. Voting and dispositive power over the Paradigm common stock beneficially owned by the Triple Five Group is exercised by the "Ghermezian Family." The "Ghermezian Family" is a Canadian family, with its principal business interests in Canadian and U.S. real estate and other ventures. David Ghermezian is a member of our board of directors.

(8) Watson & Associates International Corp.'s address is Marron House, Corner Virginia and Augusta Streets, Nassau P.O. Box N-4826, Bahamas. Watson & Associates' investment decisions are made by Lily Berlin. Watson & Associates is owned by Lily Berlin. Includes 6,360,000 shares issuable upon the exercise of warrants and 2,625,000 shares issuable upon the exercise of options.

(9) The address for WorldLink, LLC is 4550 Post Oak Place, Suite 175, Houston, Texas 77027. WorldLink, LLC's investment decisions are made jointly by Marc Nathan and Paradigm. WorldLink, LLC is owned by Pangea Petroleum Inc. (45%), Paradigm (50%) and Marc Nathan (5%). Includes 12,500,000 shares issuable upon the exercise of warrants.

(10) The address for George Gutman is 930 East 7th Street, Suite 4F, Brooklyn, New York 11230. Includes 13,645,000 shares of common stock held by C-Saw Investments (USA), Ltd., 4,750,000 of which are issuable upon the exercise of warrants; and 1,612, 489 shares of common stock held by Jericho Partners, Ltd., 1,500,000 of which are issuable upon the exercise of warrants. C-Saw Investments and Jericho Partners are both holding and investment companies of which Mr. Guttman is the president and control person.

(11) Includes all shares and options exercisable within sixty days owned by all directors and executive officers and their spouses.

              BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

         Compensation Philosophy. The board of directors attempts to create a balanced compensation package by combining components based upon the achievement of long-term value to stockholders with components based upon the execution of shorter-term strategic goals. Our board of directors expects that the achievement of these shorter-term goals ultimately will contribute to our long-term success. Our board of directors has instituted a management compensation plan that:

         o    Attracts and retains talented management;

         o    Provides short-term and long-term incentives; and

         o    Focuses performance on the achievements of our objectives.

         Compensation Methodology. Our board of directors develops and implements compensation policies, plans and programs which seek to enhance stockholder value by closely aligning the financial interests of senior management with those of our stockholders.

         Our board of directors's compensation program for senior management is comprised of the following:

         BASE SALARY. The annual base salary is designed to compensate executives for their sustained performance and level of responsibility. Base salary is based on individual performance and the executives' experience. The board of directors approves all salary increases for executive officers.

         ANNUAL INCENTIVE BONUS. An annual cash bonus program is established to promote the achievement of our performance objectives. The granting of an annual bonus is discretionary. Our goals and individual goals and milestones for our management are established at the beginning of the year, and include targets for progress in research and development, development of sales, marketing and investor relations programs and organizational developments and share price. Our board of directors provides bonus incentives for achievement of these goals because we believe attainment of these goals will be in the best long-term interests of our stockholders. Bonus amounts for each executive are dependent upon our level of achievement, as well as achievements by the individual.

         LONG-TERM INCENTIVE COMPENSATION. Our board of directors determines the number of stock option grants to be granted to each executive. These recommendations are based on the executive's ability to improve our financial and operational performance, the executive's past performance, and our Chief Executive Officer's expectation of the executive's future performance and contributions. All stock options or other awards we have made under our 1996 Stock Option Plan and will make under our Amended and Restated 2001 Stock Option Plan are granted with an exercise price equal to the closing market price on the day immediately preceding the date of grant.

         Compensation of our Chief Executive Officer. Our board of directors meets at least annually to evaluate the performance of our Chief Executive Officer. Based on this evaluation, the board of directors may approve salary increases, annual bonuses and long-term incentive awards, or any combination thereof, for our Chief Executive Officer. Our Chief Executive Officer's compensation reflects a high degree of policy-making and decision-making authority and a high level of responsibility with respect to our strategic direction and our financial and operating results. It also reflects our Chief Executive Officer's long-term commitment and contributions to our success.

         Insider Participation. Eduardo Guendelman, our current chief executive officer serves on the board of directors.

                                      Respectfully submitted,


                                      Board of Directors
                                      Mr. Gordon Sharwood
                                      Mr. Eduardo Guendelman
                                      Mr. David Ghermezian
APRIL 29, 2002

                             AUDIT COMMITTEE REPORT

         The audit committee provides advice with respect to our financial matters and helps the board of directors oversee finance, accounting, and tax compliance. The audit and internal auditing controls committee's primary duties are to:

         o independently and objectively monitor our financial reporting process and internal control systems;

         o review and appraise the audit efforts of our independent public accountants;

         o evaluate our quarterly financial performance and our compliance with laws and regulations;

         o oversee management's establishment and enforcement of financial policies and business practices; and

         o provide an open line of communication among the independent public accountants, financial and senior management, and the board of directors.

         AUDIT FEES: The aggregate fee billed for professional services rendered by Schwartz Levitsky Feldman LLP for the audit of the financial statements for the most recent fiscal year and the reviews of the financial statements included in each of our quarterly reports on Form 10-QSB during 2001 was $66,000 during 2001.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: There were no fees paid for professional services relating to financial information systems design and implementation during 2001.

         The audit committee has considered the fees paid to the outside auditors and believes the fees are compatible with maintaining the outside auditor's independence.

         The audit committee has reviewed and discussed our audited financial statements for the year ended December 31, 2001 with our management. The audit committee has discussed with Schwartz Levitsky Feldman LLP the matters required to be discussed by Statement on Auditing Standards No. 61.

         The audit committee has received the written disclosures and the letter from Schwartz Levitsky Feldman LLP required by Independence Standards Board Standard No. 1, and has discussed Schwartz Levitsky Feldman LLP's independence with Schwartz Levitsky Feldmann LLP.

         Based upon the audit committee's review and discussions as noted above, the audit committee has recommended to the board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                          Respectfully submitted,


                          Audit Committee
                          Mr. Gordon Sharwood
                          Mr. Eduardo Guendelman
                          Mr. David Ghermezian
APRIL 29, 2002

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain of our officers, and persons or entities who own more than ten percent of our common stock, to file with the Commission reports of beneficial ownership and changes in beneficial ownership of our common stock. Those directors, officers, and stockholders are required by regulations to furnish us with copies of all forms they file under Section 16(a). Based solely upon a review of the copies of such reports furnished to us and written representations from such directors, officers, and stockholders, we believe the filing requirements applicable to our current directors and executive officers have been complied with by any such person with respect to the fiscal year ended December 31, 2001.

                              INDEPENDENT AUDITORS

         Upon the recommendation of the audit committee, our board of directors selected Schwartz Levitsky Feldman LLP as our independent auditors for the year ending December 31, 2001. One or more representatives of Schwartz Levitsky Feldman LLP are expected to attend our annual meeting to respond to appropriate questions. They will have an opportunity to make a statement if they so desire. Any material non-audit services provided to us by Schwartz Levitsky Feldman LLP will be approved by the audit committee prior to the rendering of such services after due consideration of the effect of the performance thereof on the independence of our auditors.

                            EXPENSES OF SOLICITATION

         We will bear the total cost of the proxy solicitation. We anticipate that banks, brokerage houses and other custodians, nominees, and fiduciaries will forward soliciting material to the beneficial owners of shares of common stock entitled to vote at our annual meeting and that we will reimburse those persons for their out-of-pocket expenses incurred in this connection.

                   STOCKHOLDER PROPOSALS FOR THE 2003 MEETING

         We intend to hold an annual meeting of stockholders in or around May 2003. Stockholders are hereby notified that, if they intend to submit proposals for inclusion in our proxy statement and proxy for our 2003 annual meeting of stockholders, such proposals must be received by us no later than January 31, 2003 and must otherwise be in compliance with applicable Securities and Exchange Commission regulations.

                                  MISCELLANEOUS

         Our board of directors knows of no other business to be presented at our annual meeting. If other matters properly come before our annual meeting, it is intended that the proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons holding such proxies.


                                    By Order of the Board of Directors,


                                    /s/ Gordon Sharwood
                                    --------------------------------
                                    GORDON SHARWOOD
                                    Chairman

                      PARADIGM ADVANCED TECHNOLOGIES, INC.

                ANNUAL MEETING OF STOCKHOLDERS ____________, 2002

The undersigned hereby appoints Gordon Sharwood and Eduardo Guendelman, Proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of common stock (par value $.00001) of Paradigm Advanced Technologies, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at _______________ on _________, 2002, commencing at 10:00 a.m. (Eastern Daylight Time), and at any adjournment thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS AND FOR THE APPROVAL OF OUR AMENDED AND RESTATED 2001 STOCK OPTION PLAN.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Please mark box [X] in blue or black ink.
1.       Election of                 FOR all nominees listed below [    ]
         Directors:

Nominees:  DAVID GHERMEZIAN, EDUARDO GUENDELMAN, GORDON SHARWOOD

TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE NOMINEES, LINE THROUGH OR OTHERWISE STRIKE OUT THE NAME OF THE NOMINEE OR NOMINEES FOR WHOM YOU WITHHOLD AUTHORITY TO VOTE.

2.       Approval of our Amended and Restated 2001 Stock Option Plan.

                FOR [    ]           AGAINST [    ]      ABSTAIN [    ]

3. To ratify the appointment of Schwartz Levitsky Feldman LLP as independent accountants for the 2003 fiscal year.

                FOR [    ]            AGAINST [    ]     ABSTAIN [    ]

         In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

                         Please sign exactly as your name
                         appears on the left. When signing
                         as an attorney, executor,
                         administrator, trustee or
                         guardian, please give your full
                         title. If shares are held
                         jointly, each holder should sign.

                         PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE
                         ANNUAL MEETING [        ]

                         Dated:                                 , 2002
                                   ---------------------------


                         ---------------------------------------------
                                           Signature


                         ---------------------------------------------
                                           Signature

         Please sign, date, and return the proxy card using the enclosed envelope.

                                    EXHIBIT A


                      PARADIGM ADVANCED TECHNOLOGIES, INC.
                   AMENDED AND RESTATED 2001 STOCK OPTION PLAN


Section 1.  Purpose

         The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, directors, members of the Company's advisory board, independent contractors and Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2.  Definitions

         As used in the Plan, the following terms shall have the meanings set forth below:

         (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

         (b) "Board" shall mean the Board of Directors of the Company.

         (c) "Code" shall mean the United States Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

         (d) "Committee" shall mean a committee of Directors designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Options granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

         (e) "Company" shall mean Paradigm Advanced Technologies, Inc., a Delaware corporation, and any successor corporation.

         (f) "Director" shall mean a member of the Board, including Non-Employee Directors.

         (g) "Eligible Person" shall mean any employee, officer, consultant, director, member of the Company's advisory board, independent contractor or Director (including any Non-Employee Director) providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.

         (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (i) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing,
(i) if the Shares are listed on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange, or, if there is more than one such system or exchange, the system or exchange with the greatest volume of trading in Shares for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; (ii) if the Shares are quoted on the Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Shares for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or (iii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

         (j) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

         (k) "Non-Employee Director" shall mean any Director who is not also an employee of the Company or an Affiliate.

         (l) "Non-Qualified Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

         (m) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

         (n) "Option Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Option granted under the Plan. Each Option Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

         (o) "Participant" shall mean an Eligible Person designated to be granted an Option under the Plan.

         (p) "Person" shall mean any individual, corporation, partnership, association or trust.

         (q) "Plan" shall mean the Paradigm Advanced Technologies, Inc. Amended and Restated 2001 Stock Option Plan, as amended from time to time, the provisions of which are set forth herein.

         (r) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

         (s) "Share" or "Shares" shall mean shares of common stock, $.0001 par value per share, of the Company or such other securities or property as may become subject to Options pursuant to an adjustment made under Section 4(c) of the Plan.

Section 3.  Administration

         (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type of Option to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments, or other rights are to be calculated in connection with) each Option; (iv) determine the terms and conditions of any Option or Option Agreement; (v) amend the terms and conditions of each Option or Option Agreement and accelerate the exercisability of any Option or the lapse of restrictions relating to any Option; (vi) determine whether, to what extent and under what circumstances Options may be exercised in cash, Shares, promissory notes, other securities or other property or canceled, forfeited or suspended;
(vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities or other property and other amounts payable with respect to an Option under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Option Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Option and any employee of the Company or any Affiliate.

         (b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors or officers of the Company, or to a committee of Directors or officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act, (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code or (iii) in such a manner as would contravene Section 157 of the Delaware General Corporation Law.

         (c) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4.  Shares Available for Options

         (a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Options under the Plan shall be 40,000,000. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. In addition, if any Shares covered by an Option or to which an Option relates are not purchased or are forfeited, or if an Option otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Option, to the extent of any such forfeiture or termination, shall again be available for granting Options under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 40,000,000, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

         (b) Accounting for Options. For purposes of this Section 4, if an Option entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Option or to which such Option relates shall be counted on the date of grant of such Option against the aggregate number of Shares available for granting Options under the Plan.

         (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Options, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Options and (iii) the purchase or exercise price with respect to any Option; provided, however, that the number of Shares covered by any Option or to which such Option relates shall always be a whole number.

         (d) Option Limitations Under the Plan. No Eligible Person may be granted any Option or Options under the Plan for more than 10,000,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Option or Options representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 5.  Eligibility

         Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Option and the terms of any Option, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.  Options

         (a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

              (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee.

              (ii) Option Term. The term of each Option shall be fixed by the Committee, but, with respect to any Incentive Stock Option, shall in no event exceed 10 years from the date on which such Incentive Stock Option is granted.

              (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Options or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

              (iv) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options, provided, however, that in the event the Plan fails to be approved by the stockholders of the Company within one year after its adoption by the Board as required in Section 10, such options shall be deemed to be Non-Qualified Stock Options issued under the Plan:

                           (A) The aggregate Fair Market Value (determined as of
                  the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall not exceed $100,000.

                           (B) All Incentive Stock Options must be granted
                  within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

                           (C) Unless sooner exercised, all Incentive Stock
                  Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

                           (D) The purchase price per Share for an Incentive
                  Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock

                  Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

                           (E) Any Incentive Stock Option authorized under the
                  Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

         (b) General

              (i) No Cash Consideration for Options. Options shall be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

              (ii) Forms of Payment under Options. Subject to the terms of the Plan and of any applicable Option Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant or exercise of an Option may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Options or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

              (iii) Limits on Transfer of Options. No Option and no right under any such Option shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Option upon the death of the Participant, provided further, however, and subject to the terms of any Option Agreement, that a Participant may transfer a Non-Qualified Stock Option to any "Family Member" (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form)) at any time that such Participant holds such Option, provided that such transfers may not be for value (i.e., the transferor may not receive any consideration therefor), the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer. No Option or right under any such Option may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

              (iv) Term of Options. The term of each Option shall be for such period as may be determined by the Committee; provided, however, that in the case of an Incentive Stock Option such Option shall not be exercisable after the expiration of 10 years from the date such Option is granted or 5 years from the date such Option is granted as required under Section 6(a)(iv)(C).

              (v) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal, state or provincial securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities of the Company are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Option unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7.  Amendment and Termination; Adjustments

         (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Option Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

              (i) would violate the rules or regulations of the NASDAQ National Market System or any other securities exchange that are applicable to the Company; or

              (ii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

Any such action shall be effective as of the initial date of approval of the Plan unless otherwise stated.

         (b) Amendments to Options. The Committee may waive any conditions of or rights of the Company under any outstanding Option, prospectively or retroactively. Except as otherwise provided herein or in an Option Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Option, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Option, without the consent of the Participant or holder or beneficiary thereof. Any such action shall be effective as of the initial date of approval of the Plan unless otherwise stated.

         (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.  Income Tax Withholding

     In order to comply with all applicable national, federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable national, federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the national, federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Option, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by
(i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Option with a Fair Market Value equal to the amount of such taxes or
(ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Option with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.  General Provisions

         (a) No Rights to Options. No Eligible Person, Participant or other Person shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or tholders or beneficiaries of Options under the Plan. The terms and conditions of Options need not be the same with respect to any Participant or with respect to different Participants.

         (b) Option Agreements. No Participant will have rights under an Option granted to such Participant unless and until an Option Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

         (c) Plan Provisions Control. In the event that any provision of an Option Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

         (d) No Rights of Stockholders. Neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise of any Option, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant's legal representative without restrictions thereto.

         (e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

         (f) No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Option, unless otherwise expressly provided in the Plan or in any Option Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Options granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

         (g) Governing Law. The validity, construction and effect of the Plan or any Option, and any rules and regulations relating to the Plan or any Option, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

         (h) Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction or Option, and the remainder of the Plan or any such Option shall remain in full force and effect.

         (i) No Trust or Fund Created. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

         (j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

         (k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

         (l) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.


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

         (m) Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable Stock Exchange and the Delaware General Corporation Law. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

Section 10.  Effective Date of the Plan

     The Plan shall be effective upon adoption by the Board of Directors. The Plan shall be submitted to the stockholders of the Company for approval within one year of such adoption, provided, however, that in the event the stockholders fail to approve the Plan, any options purporting to be Incentive Stock Options shall be deemed to be Non-Qualified Stock Options issued under Section 6(a) of the Plan.

Section 11.  Term of the Plan

     No Option shall be granted under the Plan after ten years from the earlier of the date of adoption of the Plan by the Board or the date of stockholder approval or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Options, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Section 12.  Options Granted to Canadian Resident Participants

     Where the Participant is an employee, officer or director who is resident in Canada within the meaning of the Income Tax Act (Canada) (in this Section 12, referred to as a "Canadian Participant"), notwithstanding any other provision of the Plan or of any Option Agreement entered into with such person, the following conditions shall apply:

         (a) Upon the exercise of an Option by a Canadian Participant, the sole form in which payment of the exercise price may be made by the Canadian Participant shall be cash or certified check or bank cashier's check payable to the order of the Company.

         (b) Upon the exercise of an Option by a Canadian Participant, the sole form in which payment may be made by the Company to the Canadian Participant shall be Shares.

         (c) A Canadian Participant shall not be permitted to satisfy any tax withholding obligations relating to the exercise of an Option by delivering Shares to the Company or by electing to have the Company withhold a portion of the Shares otherwise to be delivered to him upon exercise of such Option.

         (d) The purchase price per Share purchasable under an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option (except where the Committee has authorized in writing a lower amount and the Canadian Participant has acknowledged in writing that such lower amount may result in adverse income tax consequences).

         (e) With respect to any Shares which have been acquired by a Canadian Participant, no undertakings shall be given by the Company, any Affiliate or any partnership or trust of which the Company or any Affiliate is a member or beneficiary and no agreement shall be entered into by any such person with a Canadian Participant, including any agreement or undertaking relating to the redemption, acquisition or cancellation of the Shares or the reduction of the Company's paid-up capital.


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